United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 19, 2009

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	58-2606325
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition

Item 9.01 Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition
     On July 2, 2008, we completed the spin-off of our former lender processing services segment into a separate publicly traded company, Lender Processing Services, Inc., referred to as LPS. Subsequent to the LPS spin-off, we reviewed our reporting and management structure, and beginning with our 2008 Form 10-K, began reporting the results of our operations in four new reporting segments: 1) Financial Solutions, 2) Payment Solutions, 3) International and 4) Corporate and Other.
     Because the operating results of our new reporting segments for each quarter of 2008 will not be reported until we file our Form 10-Q for each of the comparable quarters of 2009, management desires to furnish more timely information to investors to improve the understanding of the Company’s operating performance for the new reporting segments. Management is separately furnishing information which reflects our operating results based on the new reporting segments for the quarterly periods in 2008. The disclosures on the attached schedule are limited to generally accepted accounting principles (“GAAP”) revenue and operating income and non-GAAP operating income and EBITDA, as adjusted. This exhibit should be read in conjunction with our Form 8-K furnished on December 5, 2008, which includes more information.
     The purpose of the schedule included in Exhibit 99.1 is to recast our operating results under our new reporting segments by quarter for 2008 in a manner consistent with how FIS will report segment operating results in the first quarter of 2009.
     The exhibit included with this filing contains financial information determined by methods other than in accordance with GAAP. FIS’ management uses non-GAAP measures for planning purposes, including the preparation of annual operating budgets, and to evaluate the operating performance of its businesses and to compare its operating performance with that of its competitors. Therefore, management believes non-GAAP measures to be relevant and useful information for investors. The non-GAAP measures exclude certain items, which management believes are not indicative of core operating results; however, these items do impact our income statement, and management therefore utilizes non-GAAP measures as an operating performance measure in conjunction with GAAP measures, such as operating income or other income statement data prepared in accordance with GAAP. The non-GAAP measures should not be used in isolation or as a substitute for other measures of financial performance reported in accordance with GAAP.
     The information included in Items 2.02 and 9.01 within this Current Report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information included in Items 2.02 and 9.01 within this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
A copy of the historical financial data is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Fidelity National Information Services, Inc. Supplemental Financial Schedules
As described in Item 2.02 above of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: March 19, 2009	By:	/s/ George P. Scanlon
Name: George P. Scanlon
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Fidelity National Information Services, Inc. Supplemental Financial Information

As described in Item 2.02 above of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.